The Royce Fund
Royce Select Fund III

Supplement to the
Statement of Additional Information
dated May 1, 2006

        Effective October 5, 2006, the fundamental investment restriction limiting Royce Select Fund III's (the "Fund") investment in the securities of foreign issuers to no more than 10% of its total assets has been eliminated and a non-fundamental investment restriction limiting such investments to no more than 25% of the Fund's net assets has been established. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the Securities and Exchange Commission under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as foreign issuers). Any future change to this non-fundamental investment restriction is subject to the approval of the Board of Trustees of the Fund and not less than 30 days prior written notice to the Fund's shareholders.

        Investment in securities of foreign issuers involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may exhibit more volatility than those in the United States. It is expected that the Fund's investments in foreign companies will usually be denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency's home country has not declined. These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries more than those domiciled in developed countries. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

        There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities. These potential events may not be anticipated and it may be difficult to counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

        Although changes in foreign currency rates may adversely affect the Fund's foreign investments, it is not expected that foreign currencies will be purchased or sold to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities purchased. Consequently, the risks associated with such investments may be greater than if the Fund was to engage in foreign currency transactions for hedging purposes.

        Exchange control regulations in such foreign markets may also adversely affect the Fund's foreign investments and the Fund's ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

October 5, 2006